UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PGIM ROCK ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	See below

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer
Identification No.)
655 Broad Street, 6th Floor
Newark, New Jersey	07102

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which	I.R.S. Employer
______to be so registered	each class is to be registered	Identification No.
PGIM US Large-Cap Buffer 12 ETF – July	Cboe BZX Exchange, Inc.	93-3964525
PGIM US Large-Cap Buffer 20 ETF – July	Cboe BZX Exchange, Inc.	93-3964643

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. 

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. □

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. □

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

333-274664(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the shares of beneficial interest is incorporated herein by reference to Pre-Effective Amendment No. 3 to the PGIM Rock ETF Trust's (the "Registrant") registration statement on Form N-1A, filed with the Securities and Exchange Commission on December 21, 2023 (File Nos. 333-274664; 811-23901) for each of the funds set forth therein, par value $0.001 per share. Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits.

1.Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on December 20, 2023.

2.Registrant's Certificate of Trust incorporated herein by reference to Exhibit (a)(1) to the Registrant's

Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

3.Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Newark and the State of New Jersey.

PGIM ROCK ETF TRUST

Date: April 29, 2024

By:	/s/ Debra Rubano
Name:	Debra Rubano
Title:	Assistant Secretary

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PGIM ROCK ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	See below

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer
Identification No.)
655 Broad Street, 6th Floor
Newark, New Jersey	07102

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which	I.R.S. Employer
______to be so registered	each class is to be registered	Identification No.
PGIM US Large-Cap Buffer 12 ETF – August	Cboe BZX Exchange, Inc.	93-3978397
PGIM US Large-Cap Buffer 20 ETF – August	Cboe BZX Exchange, Inc.	93-3979413

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. 

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. □

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. □

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

333-274664(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the shares of beneficial interest is incorporated herein by reference to Pre-Effective Amendment No. 3 to the PGIM Rock ETF Trust's (the "Registrant") registration statement on Form N-1A, filed with the Securities and Exchange Commission on December 21, 2023 (File Nos. 333-274664; 811-23901) for each of the funds set forth therein, par value $0.001 per share. Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits.

1.Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on December 20, 2023.

2.Registrant's Certificate of Trust incorporated herein by reference to Exhibit (a)(1) to the Registrant's

Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

3.Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Newark and the State of New Jersey.

PGIM ROCK ETF TRUST

Date: April 29, 2024

By:	/s/ Debra Rubano
Name:	Debra Rubano
Title:	Assistant Secretary

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PGIM ROCK ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	See below

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer
Identification No.)
655 Broad Street, 6th Floor
Newark, New Jersey	07102

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which	I.R.S. Employer
______to be so registered	each class is to be registered	Identification No.
PGIM US Large-Cap Buffer 12 ETF – September	Cboe BZX Exchange, Inc.	93-4001610
PGIM US Large-Cap Buffer 20 ETF – September	Cboe BZX Exchange, Inc.	93-4001965

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. 

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. □

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. □

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

333-274664(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the shares of beneficial interest is incorporated herein by reference to Pre-Effective Amendment No. 3 to the PGIM Rock ETF Trust's (the "Registrant") registration statement on Form N-1A, filed with the Securities and Exchange Commission on December 21, 2023 (File Nos. 333-274664; 811-23901) for each of the funds set forth therein, par value $0.001 per share. Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits.

1.Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on December 20, 2023.

2.Registrant's Certificate of Trust incorporated herein by reference to Exhibit (a)(1) to the Registrant's

Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

3.Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Newark and the State of New Jersey.

PGIM ROCK ETF TRUST

Date: April 29, 2024

By:	/s/ Debra Rubano
Name:	Debra Rubano
Title:	Assistant Secretary

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PGIM ROCK ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	See below

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer
Identification No.)
655 Broad Street, 6th Floor
Newark, New Jersey	07102

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which	I.R.S. Employer
______to be so registered	each class is to be registered	Identification No.
PGIM US Large-Cap Buffer 12 ETF – October	Cboe BZX Exchange, Inc.	93-4025123
PGIM US Large-Cap Buffer 20 ETF – October	Cboe BZX Exchange, Inc.	93-4025357

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. 

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. □

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. □

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

333-274664(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the shares of beneficial interest is incorporated herein by reference to Pre-Effective Amendment No. 3 to the PGIM Rock ETF Trust's (the "Registrant") registration statement on Form N-1A, filed with the Securities and Exchange Commission on December 21, 2023 (File Nos. 333-274664; 811-23901) for each of the funds set forth therein, par value $0.001 per share. Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits.

1.Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on December 20, 2023.

2.Registrant's Certificate of Trust incorporated herein by reference to Exhibit (a)(1) to the Registrant's

Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

3.Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Newark and the State of New Jersey.

PGIM ROCK ETF TRUST

Date: April 29, 2024

By:	/s/ Debra Rubano
Name:	Debra Rubano
Title:	Assistant Secretary

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PGIM ROCK ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	See below

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer
Identification No.)
655 Broad Street, 6th Floor
Newark, New Jersey	07102

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which	I.R.S. Employer
______to be so registered	each class is to be registered	Identification No.
PGIM US Large-Cap Buffer 12 ETF – November	Cboe BZX Exchange, Inc.	93-4537761
PGIM US Large-Cap Buffer 20 ETF – November	Cboe BZX Exchange, Inc.	93-4537920

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. 

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. □

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. □

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

333-274664(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the shares of beneficial interest is incorporated herein by reference to Pre-Effective Amendment No. 3 to the PGIM Rock ETF Trust's (the "Registrant") registration statement on Form N-1A, filed with the Securities and Exchange Commission on December 21, 2023 (File Nos. 333-274664; 811-23901) for each of the funds set forth therein, par value $0.001 per share. Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits.

1.Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on December 20, 2023.

2.Registrant's Certificate of Trust incorporated herein by reference to Exhibit (a)(1) to the Registrant's

Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

3.Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Newark and the State of New Jersey.

PGIM ROCK ETF TRUST

Date: April 29, 2024

By:	/s/ Debra Rubano
Name:	Debra Rubano
Title:	Assistant Secretary

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PGIM ROCK ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	See below

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer
Identification No.)
655 Broad Street, 6th Floor
Newark, New Jersey	07102

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which	I.R.S. Employer
______to be so registered	each class is to be registered	Identification No.
PGIM US Large-Cap Buffer 12 ETF – December	Cboe BZX Exchange, Inc.	93-4549579
PGIM US Large-Cap Buffer 20 ETF – December	Cboe BZX Exchange, Inc.	93-4549682

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. 

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. □

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. □

Securities Act registration statement or Regulation A offering statement file number to which this form relates:

333-274664(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the shares of beneficial interest is incorporated herein by reference to Pre-Effective Amendment No. 3 to the PGIM Rock ETF Trust's (the "Registrant") registration statement on Form N-1A, filed with the Securities and Exchange Commission on December 21, 2023 (File Nos. 333-274664; 811-23901) for each of the funds set forth therein, par value $0.001 per share. Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits.

1.Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on December 20, 2023.

2.Registrant's Certificate of Trust incorporated herein by reference to Exhibit (a)(1) to the Registrant's

Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

3.Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-274664; 811-23901), as filed with the Securities and Exchange Commission on September 25, 2023.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Newark and the State of New Jersey.

PGIM ROCK ETF TRUST

Date: April 29, 2024

By:	/s/ Debra Rubano
Name:	Debra Rubano
Title:	Assistant Secretary